                                                                    Exhibit 10.1

                                 AMENDMENT NO. 6
                                       TO
                             NOTE PURCHASE AGREEMENT

            THIS AMENDMENT NO. 6, dated as of February 25, 2005 (this "Amendment No. 6") amends the Note Purchase Agreement, dated as of December 4, 2001 (as amended, restated, supplemented or otherwise modified, the "Note Purchase Agreement") among Nordstrom Private Label Receivables LLC, as Transferor (the "Transferor"), Nordstrom, fsb, as Servicer (the "Servicer"), Falcon Asset Securitization Corporation, as the Conduit Purchaser (the "Conduit Purchaser"), JPMorgan Chase Bank, N.A., as Agent for the Purchasers (in such capacity, the "Agent") and JPMorgan Chase Bank, N.A., as a Committed Purchaser (the "Committed Purchaser").

            WHEREAS, the Transferor, the Servicer, the Conduit Purchaser, the Agent and the Committed Purchaser entered into the Note Purchase Agreement in connection with the issuance of certain variable funding notes specified therein; and

            WHEREAS, Section 11.01 of the Note Purchase Agreement permits the Note Purchase Agreement to be amended from time to time pursuant to the conditions set forth therein; and

            WHEREAS, the parties hereto wish to amend the Note Purchase Agreement as set forth herein;

            NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Note Purchase Agreement, the Transfer and Servicing Agreement or the Indenture Supplement (each as defined in Section
1.01 of the Note Purchase Agreement).

            2. Amendment of Definition of Purchase Expiration Date. The definition of the term "Purchase Expiration Date" contained in Section 1.01 of the Note Purchase Agreement is hereby amended by deleting the date "February 25, 2005" where it appears and substituting therefor the date "February 24, 2006."

            3. Except as otherwise set forth herein, the Note Purchase Agreement shall continue in full force and effect in accordance with its terms.

            4. This Amendment No. 6 may be executed in one or more counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   NORDSTROM PRIVATE LABEL RECEIVABLES LLC, as Transferor

                                   By:  /s/ Kevin T. Knight
                                        ----------------------------------------
                                        Name:  Kevin T. Knight
                                        Title: President

                                   NORDSTROM FSB,
                                   as Servicer

                                   By:  /s/ Marc Anacker
                                        ----------------------------------------
                                        Name:  Marc Anacker
                                        Title: Senior Vice President
                                               and Treasurer

                                   FALCON ASSET SECURITIZATION CORPORATION
                                   as Conduit Purchaser

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name: William Hendricks
                                        Title: Authorized Signatory

                                   JPMORGAN CHASE BANK, N.A.,
                                   as Agent

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name: William Hendricks
                                        Title: Vice President

                                   JPMORGAN CHASE BANK, N.A.,
                                   as a Committed Purchaser

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name: William Hendricks
                                        Title: Vice President
                                        Purchase Percentage: 100%

                                 AMENDMENT NO. 7
                                       TO
                             NOTE PURCHASE AGREEMENT

            THIS AMENDMENT NO. 7, dated as of February 24, 2006 (this "Amendment No. 7") amends the Note Purchase Agreement, dated as of December 4, 2001 (as amended, restated, supplemented or otherwise modified, the "Note Purchase Agreement") among Nordstrom Private Label Receivables LLC, as Transferor (the "Transferor"), Nordstrom, fsb, as Servicer (the "Servicer"), Falcon Asset Securitization Corporation, as the Conduit Purchaser (the "Conduit Purchaser"), JPMorgan Chase Bank, N.A. (as successor in interest to Bank One, NA), as Agent for the Purchasers (in such capacity, the "Agent") and as a Committed Purchaser (the "Committed Purchaser").

            WHEREAS, the Transferor, the Servicer, the Conduit Purchaser, the Agent and the Committed Purchaser entered into the Note Purchase Agreement in connection with the issuance of certain variable funding notes specified therein; and

            WHEREAS, Section 11.01 of the Note Purchase Agreement permits the Note Purchase Agreement to be amended from time to time pursuant to the conditions set forth therein; and

            WHEREAS, the parties hereto wish to amend the Note Purchase Agreement as set forth herein;

            NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            5. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Note Purchase Agreement.

            6. Amendment of Definition of Purchase Expiration Date. The definition of the term "Purchase Expiration Date" contained in Section 1.01 of the Note Purchase Agreement is hereby amended by deleting the date "February 24, 2006" where it appears therein and substituting therefor the date "February 23, 2007."

            7. Except as otherwise set forth herein, the Note Purchase Agreement shall continue in full force and effect in accordance with its terms.

            8. This Amendment No. 7 may be executed in one or more counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties have caused this Amendment No. 7 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   NORDSTROM PRIVATE LABEL RECEIVABLES LLC, as Transferor

                                   By:  /s/ Kevin T. Knight
                                        ----------------------------------------
                                        Name:  Kevin T. Knight
                                        Title: President

                                   NORDSTROM FSB,
                                   as Servicer

                                   By:  /s/ Marc A. Anacker
                                        ----------------------------------------
                                        Name:  Marc A. Anacker
                                        Title: Senior Vice President, Treasurer
                                               and CFO

                                   FALCON ASSET SECURITIZATION CORPORATION
                                   By: JPMorgan Chase Bank, N.A. its
                                   attorney-in-fact

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name: William Hendricks
                                        Title: Vice President

                                   JPMORGAN CHASE BANK, N.A.,
                                   as Agent

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name: William Hendricks
                                        Title: Vice President

                                   JPMORGAN CHASE BANK, N.A.,
                                   as a Committed Purchaser

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name: William Hendricks
                                        Title: Vice President
                                        Purchase Percentage: 100%

                                AMENDMENT NO. 8
                                       TO
                             NOTE PURCHASE AGREEMENT

            THIS AMENDMENT NO. 8, dated as of June 26, 2006 (this "Amendment"), amends the Note Purchase Agreement, dated as of December 4, 2001 (as amended, restated, supplemented or otherwise modified, the "Note Purchase Agreement"), among Nordstrom Private Label Receivables LLC, as Transferor (the "Transferor"), Nordstrom, fsb, as Servicer (the "Servicer"), Falcon Asset Securitization Corporation, as the Conduit Purchaser (the "Conduit Purchaser"), JPMorgan Chase Bank, N.A. (as successor in interest to Bank One, NA), as Agent for the Purchasers (in such capacity, the "Agent") and as a Committed Purchaser (the "Committed Purchaser").

            WHEREAS, the Transferor, the Servicer, the Conduit Purchaser, the Agent and the Committed Purchaser entered into the Note Purchase Agreement in connection with the issuance of certain variable funding notes specified therein; and

            WHEREAS, Section 11.01 of the Note Purchase Agreement permits the Note Purchase Agreement to be amended from time to time pursuant to the conditions set forth therein; and

            WHEREAS, the parties hereto wish to amend the Note Purchase Agreement as set forth herein;

            NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            9. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Note Purchase Agreement.

            10. Amendment of Note Purchase Agreement. The defined terms set forth below as found in Section 1.01 of the Note Purchase Agreement shall be amended as follows:

            (a) "Class A Maximum Principal Balance" is amended by deleting the amount "$150,000,000" where it appears therein and substituting therefor the amount "$450,000,000".

            (b) "Class A Note" is amended by deleting the amount "$150,000,000" where it appears therein and substituting therefor the amount "$450,000,000".

            (c) "Class B Note" is amended by deleting the amount "$27,300,000" where it appears therein and substituting therefor the amount "$61,363,636.36".

            11. Representations and Warranties. In order to induce the parties hereto to enter into this Amendment, each of the Transferor and the Servicer represents and warrants to the Purchasers and the Agent as set forth in this
Section 3:

            (a) The execution, delivery and performance by such party of this Amendment are within its powers, have been duly authorized by all necessary action, and do not: (i) contravene its organizational documents; or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting it;

            (b) This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and general equitable principles; and

            (c) no Pay Out Event or event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, has occurred and is continuing.

            12. Effectiveness. This Amendment shall become effective as of the date first written above (the "Amendment Effective Date"); provided that (a) each of the parties to the Note Purchase Agreement shall have executed a counterpart of this Amendment and (b) each of the representations and warranties in Section 3 hereof shall be true and correct and all of the representations and warranties of the Transferor and the Servicer set forth in the Series Documents and the Note Purchase Agreement shall be true and correct as though made on the Amendment Effective Date (except that representations and warranties set forth in Sections 2.04(a)(ii), (vi), (vii) and (viii) of the Transfer and Servicing Agreement shall be deemed to be made only as of the applicable date specified in such sections).

            13. Binding Effect; Ratification.

            (a) The Note Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Note Purchase Agreement from and after the date hereof shall be deemed to refer to the Note Purchase Agreement as amended hereby, unless otherwise expressly stated.

            (b) Except as expressly amended hereby, the Note Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

            14. Waiver of Advance Notice Time Period. The Agent and the Conduit Purchaser hereby waive any advance notice required under Section 2.05(b) of the Note Purchase Agreement.

            15. Miscellaneous.

            (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            (b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment or any provision hereof.

            (c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (d) Executed counterparts of this Amendment may be delivered electronically.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   NORDSTROM PRIVATE LABEL RECEIVABLES LLC, as Transferor

                                   By:  /s/ Marc A. Anacker
                                        ----------------------------------------
                                        Name:  Marc A. Anacker
                                        Title: Treasurer

                                   NORDSTROM FSB,
                                   as Servicer

                                   By:  /s/ Eva Chadwick
                                        ----------------------------------------
                                        Name:  Eva Chadwick
                                        Title: President

                                   FALCON ASSET SECURITIZATION CORPORATION
                                   By:  JPMorgan Chase Bank, N.A., its
                                        attorney-in-fact

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name:  William Hendricks
                                        Title: Vice President

                                   JPMORGAN CHASE BANK, N.A.,
                                   as Agent

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name:  William Hendricks
                                        Title: Vice President

                                   JPMORGAN CHASE BANK, N.A.,
                                   as a Committed Purchaser

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name:  William Hendricks
                                        Title: Vice President
                                        Purchase Percentage: 100%

                                 AMENDMENT NO. 9
                                       TO
                             NOTE PURCHASE AGREEMENT

            THIS AMENDMENT NO. 9, dated as of October 10, 2006 (this "Amendment"), amends the Note Purchase Agreement, dated as of December 4, 2001 (as amended, restated, supplemented or otherwise modified, the "Note Purchase Agreement"), among Nordstrom Private Label Receivables LLC, as Transferor (the "Transferor"), Nordstrom, fsb, as Servicer (the "Servicer"), Falcon Asset SECURITIZATION company llc (formerly Falcon Asset Securitization Corporation), as the Conduit Purchaser (the "Conduit Purchaser"), JPMorgan Chase Bank, N.A. (as successor in interest to Bank One, NA), as Agent for the Purchasers (in such capacity, the "Agent") and as a Committed Purchaser (the "Committed Purchaser").

            WHEREAS, the Transferor, the Servicer, the Conduit Purchaser, the Agent and the Committed Purchaser entered into the Note Purchase Agreement in connection with the issuance of certain variable funding notes specified therein; and

            WHEREAS, Section 11.01 of the Note Purchase Agreement permits the Note Purchase Agreement to be amended from time to time pursuant to the conditions set forth therein; and

            WHEREAS, the parties hereto wish to amend the Note Purchase Agreement as set forth herein;

            NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            16. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Note Purchase Agreement.

            17. Amendment of Note Purchase Agreement. The defined terms set forth below as found in Section 1.01 of the Note Purchase Agreement shall be amended as follows:

            (d) "Class A Maximum Principal Balance" is amended by deleting the amount "$450,000,000" where it appears therein and substituting therefor the amount "$600,000,000".

            (e) "Class A Note" is amended by deleting the amount "$450,000,000" where it appears therein and substituting therefor the amount "$600,000,000".

            (f) "Class B Note" is amended by deleting the amount
"$61,363,636.36" where it appears therein and substituting therefor the amount "$81,840,000".

            18. Representations and Warranties. In order to induce the parties hereto to enter into this Amendment, each of the Transferor and the Servicer represents and warrants to the Purchasers and the Agent as set forth in this
Section 3:

            (a) The execution, delivery and performance by such party of this Amendment are within its powers, have been duly authorized by all necessary action, and do not: (i) contravene its organizational documents; or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting it;

            (b) This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and general equitable principles; and

            (c) no Pay Out Event or event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, has occurred and is continuing.

            19. Effectiveness. This Amendment shall become effective as of the date first written above (the "Amendment Effective Date"); provided that (a) each of the parties to the Note Purchase Agreement shall have executed a counterpart of this Amendment and (b) each of the representations and warranties in Section 3 hereof shall be true and correct and all of the representations and warranties of the Transferor and the Servicer set forth in the Series Documents and the Note Purchase Agreement shall be true and correct as though made on the Amendment Effective Date (except that representations and warranties set forth in Sections 2.04(a)(ii), (vi), (vii) and (viii) of the Transfer and Servicing Agreement shall be deemed to be made only as of the applicable date specified in such sections).

            20. Binding Effect; Ratification.

            (a) The Note Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Note Purchase Agreement from and after the date hereof shall be deemed to refer to the Note Purchase Agreement as amended hereby, unless otherwise expressly stated.

            (b) Except as expressly amended hereby, the Note Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

            21. Waiver of Advance Notice Time Period. The Agent and the Conduit Purchaser hereby waive any advance notice required under Section 2.05(b) of the Note Purchase Agreement.

            22. Miscellaneous.

            (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            (b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment or any provision hereof.

            (c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (d) Executed counterparts of this Amendment may be delivered electronically.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   NORDSTROM PRIVATE LABEL RECEIVABLES LLC, as Transferor

                                   By:  /s/ Marc A. Anacker
                                        ----------------------------------------
                                        Name:  Marc A. Anacker
                                        Title: Treasurer

                                   NORDSTROM FSB,
                                   as Servicer

                                   By:  /s/ Eva Chadwick
                                        ----------------------------------------
                                        Name:  Eva Chadwick
                                        Title: President

                                   FALCON ASSET SECURITIZATION COMPANY LLC
                                   By:  JPMorgan Chase Bank, N.A., its
                                   attorney-in-fact

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name:  William Hendricks
                                        Title: Vice President

                                   JPMORGAN CHASE BANK, N.A.,
                                   as Agent

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name:  William Hendricks
                                        Title: Vice President

                                   JPMORGAN CHASE BANK, N.A.,
                                   as a Committed Purchaser

                                   By:  /s/ William Hendricks
                                        ----------------------------------------
                                        Name:  William Hendricks
                                        Title: Vice President
                                        Purchase Percentage: 100%